                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2001

I.    RECONCILIATION OF COLLECTION ACCOUNT:
       End of Period Collection Account Balance as of Prior Payment Date:                                                665,344.93
       Available Funds:
             Contract Payments due and received in this period                                                         4,027,091.28
             Contract Payments due in prior period(s) and received in this period                                        418,819.57
             Contract Payments received in this period for next period                                                   248,373.52
             Sales, Use and Property Tax payments received                                                                49,135.79
             Prepayment Amounts related to early termination in this period                                              240,810.80
             Servicer Advance                                                                                            484,586.55
             Proceeds received from recoveries on previously Defaulted Contracts                                               0.00
             Transfer from Reserve Account                                                                                 9,328.09
             Interest earned on Collection Account                                                                        16,344.34
             Interest earned on Affiliated Account                                                                         1,047.13
             Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                       0.00
             Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract
               < Predecessor contract)                                                                                         0.00
             Amounts paid under insurance policies                                                                             0.00
             Maintenance, Late Charges and any other amounts                                                              35,698.73

                                                                                                                      -------------
       Total Available Funds                                                                                           6,196,580.73
       Less: Amounts to be Retained in Collection Account                                                                725,679.06
                                                                                                                      -------------
       AMOUNT TO BE DISTRIBUTED                                                                                        5,470,901.67
                                                                                                                      =============


       DISTRIBUTION OF FUNDS:
             1.  To Trustee -  Fees                                                                                            0.00
             2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                              418,819.57
             3.  To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
                     a) Class A1 Principal and Interest                                                                        0.00
                     a) Class A2 Principal (distributed after A1 Note matures) and Interest                                    0.00
                     a) Class A3 Principal (distributed after A2 Note matures) and Interest                            3,817,385.52
                     a) Class A4 Principal (distributed after A3 Note matures) and Interest                              219,862.50
                     a) Class A5 Principal (distributed after A4 Note matures) and Interest                              234,054.83
                     b) Class B Principal and Interest                                                                    72,930.16
                     c) Class C Principal and Interest                                                                   146,934.00
                     d) Class D Principal and Interest                                                                    99,303.86
                     e) Class E Principal and Interest                                                                   131,402.05

             4.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                                       0.00
             5.  To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                     a) Residual Interest (Provided no Restricting or Amortization Event in effect)                       41,583.60
                     b) Residual Principal (Provided no Restricting or Amortization Event in effect)                     122,771.51
                     c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)            9,328.09
             6.  To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts              102,225.99
             7.  To Servicer, Servicing Fee and other Servicing Compensations                                             54,299.99
                                                                                                                      -------------
       TOTAL FUNDS DISTRIBUTED                                                                                         5,470,901.67
                                                                                                                      =============

                                                                                                                      -------------
       End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}        725,679.06
                                                                                                                      =============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                     $2,511,821.93
        - Add Investment Earnings                                                                                         9,328.09
        - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                       0.00
        - Less Distribution to Certificate Account                                                                         9,328.09
                                                                                                                      -------------
End of period balance                                                                                                 $2,511,821.93
                                                                                                                      =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                            $2,511,821.93
                                                                                                                      =============

                                                                 Page 3 (bottom)

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2001

III.  CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                Pool A                                                          104,196,365.79
                Pool B                                                           23,217,917.84
                                                                                --------------
                                                                                                                     127,414,283.63
Class A Overdue Interest, if any                                                          0.00
Class A Monthly Interest - Pool A                                                   558,032.07
Class A Monthly Interest - Pool B                                                   124,345.44

Class A Overdue Principal, if any                                                         0.00
Class A Monthly Principal - Pool A                                                2,795,104.15
Class A Monthly Principal - Pool B                                                  793,821.19
                                                                                --------------
                                                                                                                       3,588,925.34
Ending Principal Balance of the Class A Notes
                Pool A                                                          101,401,261.64
                Pool B                                                           22,424,096.65
                                                                                --------------
                                                                                                                     --------------
                                                                                                                     123,825,358.29
                                                                                                                     ==============

------------------------------------------------------------------------------------
Interest Paid Per $1,000          Principal Paid Per $1,000          Ending Principal
Original Face $221,020,000        Original Face $221,020,000         Balance Factor
     $ 3.087402                           $ 16.238012                  56.024504%
------------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                Class A1                                                                 0.00
                Class A2                                                                 0.00
                Class A3                                                        43,794,283.63
                Class A4                                                        41,000,000.00
                Class A5                                                        42,620,000.00
                                                                                -------------

Class A Monthly Interest                                                                                             127,414,283.63
                Class A1 (Actual Number Days/360)                                        0.00
                Class A2                                                                 0.00
                Class A3                                                           228,460.18
                Class A4                                                           219,862.50
                Class A5                                                           234,054.83
                                                                                -------------

Class A Monthly Principal
                Class A1                                                                 0.00
                Class A2                                                                 0.00
                Class A3                                                         3,588,925.34
                Class A4                                                                 0.00
                Class A5                                                                 0.00
                                                                                -------------
                                                                                                                       3,588,925.34
Ending Principal Balance of the Class A Notes
                Class A1                                                                 0.00
                Class A2                                                                 0.00
                Class A3                                                        40,205,358.29
                Class A4                                                        41,000,000.00
                Class A5                                                        42,620,000.00
                                                                                -------------
                                                                                                                     --------------
                                                                                                                     123,825,358.29
                                                                                                                     ==============


Class A3

------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000            Ending Principal
Original Face $62,400,000       Original Face $62,400,000            Balance Factor
      $ 3.66122                        $ 57.514829                      64.431664%
------------------------------------------------------------------------------------


                                                                  Page 4(bottom)

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2001

V.   CLASS B NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class B Notes
                         Pool A                                                 1,776,424.78
                         Pool B                                                   395,841.89
                                                                                -------------
                                                                                                                       2,172,266.67

       Class B Overdue Interest, if any                                                 0.00
       Class B Monthly Interest - Pool A                                            9,607.50
       Class B Monthly Interest - Pool B                                            2,140.84
       Class B Overdue Principal, if any                                                0.00
       Class B Monthly Principal - Pool A                                          47,649.24
       Class B Monthly Principal - Pool B                                          13,532.58
                                                                                -------------
                                                                                                                          61,181.82
       Ending Principal Balance of the Class B Notes
                         Pool A                                                 1,728,775.54
                         Pool B                                                   382,309.31
                                                                                -------------
                                                                                                                       ------------
                                                                                                                       2,111,084.85
                                                                                                                       ============

       --------------------------------------------------------------------------
       Interest Paid Per $1,000    Principal Paid Per $1,000     Ending Principal
       Original Face $3,768,000    Original Face $3,768,000      Balance Factor
              $ 3.117925                  $ 16.237213              56.026668%
       --------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class C Notes
                         Pool A                                                 3,553,650.33
                         Pool B                                                   791,883.05
                                                                                ------------
                                                                                                                      4,345,533.38

       Class C Overdue Interest, if any                                                 0.00
       Class C Monthly Interest - Pool A                                           20,092.93
       Class C Monthly Interest - Pool B                                            4,477.44
       Class C Overdue Principal, if any                                                0.00
       Class C Monthly Principal - Pool A                                          95,298.47
       Class C Monthly Principal - Pool B                                          27,065.16
                                                                                ------------
                                                                                                                        122,363.63
       Ending Principal Balance of the Class C Notes
                         Pool A                                                 3,458,351.86
                         Pool B                                                   764,817.89
                                                                                ------------
                                                                                                                      ------------
                                                                                                                      4,223,169.75
                                                                                                                      ============


       ------------------------------------------------------------------------
       Interest Paid Per $1,000    Principal Paid Per $1,000     Ending Principal
       Original Face $7,537,000    Original Face $7,537,000      Balance Factor
              $ 3.259967                  $ 16.235058               56.032503%
       ------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2001


VII.   CLASS D NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class D Notes
                         Pool A                                                 2,368,566.40
                         Pool B                                                   527,789.17
                                                                                ------------
                                                                                                                       2,896,355.57

       Class D Overdue Interest, if any                                                 0.00
       Class D Monthly Interest - Pool A                                           14,497.60
       Class D Monthly Interest - Pool B                                            3,230.51
       Class D Overdue Principal, if any                                                0.00
       Class D Monthly Principal - Pool A                                          63,532.31
       Class D Monthly Principal - Pool B                                          18,043.44
                                                                                ------------
                                                                                                                          81,575.75
       Ending Principal Balance of the Class D Notes
                         Pool A                                                 2,305,034.09
                         Pool B                                                   509,745.73
                                                                                ------------
                                                                                                                      -------------
                                                                                                                       2,814,779.82
                                                                                                                      =============

       -------------------------------------------------------------------------
       Interest Paid Per $1,000     Principal Paid Per $1,000     Ending Principal
       Original Face $5,024,000     Original Face $5,024,000      Balance Factor
              $ 3.528684                      $ 16.237211            56.026668%
       -------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class E Notes
                         Pool A                                                 2,962,309.48
                         Pool B                                                   660,135.00
                                                                                ------------
                                                                                                                       3,622,444.48

       Class E Overdue Interest, if any                                                 0.00
       Class E Monthly Interest - Pool A                                           24,068.76
       Class E Monthly Interest - Pool B                                            5,363.60
       Class E Overdue Principal, if any                                                0.00
       Class E Monthly Principal - Pool A                                          79,415.39
       Class E Monthly Principal - Pool B                                          22,554.30
                                                                                ------------
                                                                                                                         101,969.69
       Ending Principal Balance of the Class E Notes
                         Pool A                                                 2,882,894.09
                         Pool B                                                   637,580.70
                                                                                ------------
                                                                                                                       ------------
                                                                                                                       3,520,474.79
                                                                                                                       ============


       -------------------------------------------------------------------------
       Interest Paid Per $1,000     Principal Paid Per $1,000     Ending Principal
       Original Face $6,282,000     Original Face $6,282,000      Balance Factor
              $ 4.685189                      $ 16.232042            56.040668%
       -------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2001


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

       Beginning Residual Principal Balance
                         Pool A                                                 3,556,743.53
                         Pool B                                                   792,344.85
                                                                                ------------
                                                                                                                       4,349,088.38

       Residual Interest - Pool A                                                  34,006.96
       Residual Interest - Pool B                                                   7,576.64
       Residual Principal - Pool A                                                 95,616.13
       Residual Principal - Pool B                                                 27,155.38
                                                                                ------------
                                                                                                                         122,771.51
       Ending Residual Principal Balance
                         Pool A                                                 3,461,127.40
                         Pool B                                                   765,189.47
                                                                                ------------
                                                                                                                       ------------
                                                                                                                       4,226,316.87
                                                                                                                       ============


X.   PAYMENT TO SERVICER

        - Collection period Servicer Fee                                                                                  54,299.99
        - Servicer Advances reimbursement                                                                                418,819.57
        - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                                102,225.99
                                                                                                                       ------------
       Total amounts due to Servicer                                                                                     575,345.55
                                                                                                                       ============

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2001

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                  118,414,060.33

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                     0.00

      Decline in Aggregate Discounted Contract Balance                                                                 3,176,615.70

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                     --------------
         ending of the related Collection Period                                                                     115,237,444.63
                                                                                                                     ==============

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                        3,015,072.95

          - Principal portion of Prepayment Amounts                                                161,542.75

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                  0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                       0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                0.00

                                                                                                 ------------
                  Total Decline in Aggregate Discounted Contract Balance                         3,176,615.70
                                                                                                 ============


POOL B
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                   26,385,911.85

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                     0.00

      Decline in Aggregate Discounted Contract Balance                                                                   902,172.05

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                     --------------
         ending of the related Collection Period                                                                      25,483,739.80
                                                                                                                     ==============

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                          820,310.12

          - Principal portion of Prepayment Amounts                                                 81,861.93

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                  0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                       0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                0.00

                                                                                                 ------------
                  Total Decline in Aggregate Discounted Contract Balance                           902,172.05
                                                                                                 ============

                                                                                                                     --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    140,721,184.43
                                                                                                                     ==============

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2001

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

          POOL A                                                                                             Predecessor
                                                             Discounted                  Predecessor         Discounted
          Lease #         Lessee Name                        Present Value               Lease #             Present Value
          --------        -----------------------            -------------               ---------------     -----------------
          2199-001        Regional Radiology, LLC            $1,112,975.58               1881-001              $2,435,321.88
          1231-041        Radnet Management, Inc.            $  953,502.31
          1560-013        Drew Medical inc                   $  342,866.78
                          Cash                               $   25,977.21


                                                             -------------                                   ---------------
                                                    Totals:  $2,435,321.88                                   $  2,435,321.88

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                           $  2,435,321.88
          b) ADCB OF POOL A AT CLOSING DATE                                                                  $201,135,070.09
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                              1.21%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                          YES [ ]      NO  [X]




          POOL B                                                                                             Predecessor
                                                             Discounted                  Predecessor         Discounted
          Lease #         Lessee Name                        Present Value               Lease #             Present Value
          --------        -----------------------            -------------               ---------------     -----------------
                          NONE









                                                             -------------                                    ---------------
                                                    Totals:      $0.00                                        $         0.00


          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                            $         0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                   $50,047,123.17
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                               0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE
          SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN
          FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                          YES [ ]      NO  [X]

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2001


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)


          POOL A - NON-PERFORMING                                                                              Predecessor
                                                                     Discounted            Predecessor         Discounted
          Lease #     Lessee Name                                    Present Value         Lease #             Present Value
          --------    -----------------------                        -------------         ---------------     -----------------
          408-502     Western Kentucky Diagnostic                    $  495,646.95         277-103                $2,561,363.27
          1042-501    Pinnacle Imaging, Inc.                         $1,631,421.93         1513-002               $  953,250.10
          2375-001    Tuscarawas Ambulatory                          $1,286,730.05         1725-002               $  588,254.35
          1097-506    Advanced Healthcare Resources                  $  675,567.93
                      Cash                                           $   13,500.87
          2545-002    Presgar L.C.                                   $  964,543.83         2205-001               $3,763,600.22
          2907-001    Laser  Vision Centers, Inc.                    $  472,557.70
          2000667-2   Hartford Hospital, Inc.                        $  190,558.39
          2004051-2   Health Care Solutions                          $  695,143.77
          2004051-3   Health Care Solutions                          $  993,964.93
          2004887-1   BBC Healthcare International, L.L.C.           $  212,022.60
          2005804-1   Otsego Memorial Hospital                       $  236,366.53

                                                                     -------------                                -------------
                                                            Totals:  $7,868,025.48                                $7,866,467.94

          a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                          7,866,467.94
          b) ADCB OF POOL A AT CLOSING DATE                                                                     $201,135,070.09
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 3.91%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                          YES [ ]      NO  [X]


          POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                        Predecessor
                                                                     Discounted            Predecessor         Discounted
          Lease #     Lessee Name                                    Present Value         Lease #             Present Value
          --------    -----------------------                        -------------         ---------------     -----------------
          1528-003    U.S. Neurosurgical, Inc.                       $  642,004.10         960-501                $  82,012.38
          2826-003    Newark Health Imaging, L.L.C.                  $  205,317.69         960-502                $  28,390.17
          2906-001    Laser Vision Centers, Inc.                     $  496,511.61         1043-501               $  641,289.38
                      Cash                                           $    3,932.26         1043-502               $  596,073.73






                                                                     -------------                                -------------
                                                            Totals:  $1,347,765.66                                $1,347,765.66


          a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                            $ 1,347,765.66
          b) ADCB OF POOL B AT CLOSING DATE                                                                       $50,047,123.17
        * c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                  2.69%

          ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE
          SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN
          FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                          YES [ ]      NO  [X]

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2001


XV.    POOL PERFORMANCE MEASUREMENTS


1.        AGGREGATE DISCOUNTED CONTRACT BALANCE

          CONTRACTS DELINQUENT > 90 DAYS                                 TOTAL OUTSTANDING CONTRACTS
          This Month                               2,481,264.94          This Month                            140,721,184.43
          1 Month Prior                            6,012,611.28          1 Month Prior                         144,799,972.18
          2 Months Prior                             561,543.18          2 Months Prior                        148,212,395.72

          Total                                    9,055,419.40          Total                                 433,733,552.33

          a) 3 MONTH AVERAGE                       3,018,473.13          b) 3 MONTH AVERAGE                    144,577,850.78

          c) a/b                                           2.09%


2.        Does a Delinquency Condition Exist (1c > 6% )?
                                                                                     Yes                    No          X
                                                                                         ---------------         ---------------

3.        Restricting Event Check

          A. A Delinquency Condition exists for current period?                      Yes                    No          X
                                                                                         ---------------         ---------------
          B. An Indenture Event of Default has occurred and is then continuing?      Yes                    No          X
                                                                                         ---------------         ---------------

4.        Has a Servicer Event of Default occurred?                                  Yes                    No          X
                                                                                         ---------------         ---------------


5.        Amortization Event Check

          A. Is 1c  > 8% ?                                                           Yes                    No          X
                                                                                         ---------------         ---------------
          B. Bankruptcy, insolvency, reorganization; default/violation of any
               covenant or obligation not remedied within 90 days?                   Yes                    No          X
                                                                                         ---------------         ---------------
          C. As of any Determination date, the sum of all defaulted contracts
               since the Closing date exceeds 6% of the ADCB on the Closing Date?    Yes                    No          X
                                                                                         ---------------         ---------------

6.        Aggregate Discounted Contract Balance at Closing Date                      Balance                     $251,182,193.26
                                                                                                                 ---------------


          DELINQUENT LEASE SUMMARY

                Days Past Due        Current Pool Balance            # Leases
                -------------        --------------------            --------
                      31 - 60                8,847,203.35                  29
                      61 - 90                  436,451.35                   8
                     91 - 180                2,481,264.94                  18


          Approved By:
          Matthew E. Goldenberg
          Assistant Treasurer